Ecosciences, Inc. Signs International Master

Distributor Agreement with Its New Zealand and

South African Distributor

Territory includes Africa and Australasia, Germany and The Netherlands

JERICHO, NY–(Marketwired – August 25, 2015; 6:00 AM EST) - Ecosciences, Inc. (OTCQB: ECEZ) (“Ecosciences” or the “Company”) is pleased to announce the signing of an exclusive International Master Distributor Agreement with Eco Logic Limited (“Eco Logic”), its current New Zealand and South African distributor of the Company’s range of products for use in the biological treatment of wastewater.

The Company sells its bio-remediation products to distributors who then resell them to end user customers. In the New Zealand market, Eco Logic Limited resells the Company’s products under the Nova Tabs (www.novatabs.com) brand name. Past purchasers of the Nova Tabs in New Zealand have included McDonalds franchises as well as governmental body, the Tauranga City Council (www.tauranga.govt.nz).

The International Master Distributor Agreement contractually formalizes the Company and Eco Logic’s business relationship and is intended to increase product distribution and sales in New Zealand and other territories where Eco Logic has or is seeking customers. The term of the Agreement is for five years with successive five year terms if not otherwise terminated and the territory includes Africa, Australasia, Germany and the Netherlands. The Company recently shipped to Eco Logic a large order consisting of approximately 4,000 of the Company’s TRAP-EZE tablets and 400 lbs. of the TRAP-EZE product in a powdered blend form marketed under the Nova Tabs brand for the South African market.

The Company’s management commented, “Eco Logic has been a long time customer of ours and has recently begun placing larger orders with us. They have the right mix of ambition and execution which gives us confidence that this arrangement will add to our Company’s long term growth.”

About Ecosciences, Inc.

Ecosciences, Inc. focuses on building, acquiring and investing in businesses around ecological and life sciences. From waste water remediation to healthcare and more, Ecosciences, Inc. is committed to building a better living environment for all people. The Company currently has one wholly-owned subsidiary, Eco-logical Concepts, Inc., which operates the Company’s core business of producing and selling bio-remediation products under the brands TRAP-EZE, SEPT-EZE, TANK-EZE and WASH-EZE.

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For additional information, please visit the Company’s website at www.ecosciences.company, the contents of which are not incorporated into this press release.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations, events and financial results. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.ecosciences.company under “Investor Info.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.

Disclaimer: This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

Contact Information:

Ecosciences, Inc.
Investor Relations
Phone: 888-417-8625
Email: ECEZ@ecosciences.company